SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 1, 2013


                        ADVANCED CANNABIS SOLUTIONS, INC.
                  --------------------------------------------
                 (Name of Small Business Issuer in its charter)


                                                         20-8096131
  --------------------         -----------------         ----------------
(State of incorporation)     (Commission File No.)      (IRS Employer
                                                        Identification No.)

                         7750 N. Union Blvd., Suite 201
                           Colorado Springs, Co 80220
                     -------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (719) 590-1414


                               Promap Corporation
             -----------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On September 26, 2013 the shareholders of the Company approved, at a special meeting, a change of the name of the Company from Promap Corporation to Advanced Cannabis Solutions, Inc.,

     The amendment to the Company's Articles of Incorporation was filed with the Colorado Secretary of State on October 1, 2013.

     The name change will become effective in the over-the-counter market when FINRA announces the effective date of the name change.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 2013               ADVANCED CANNABIS SOLUTIONS, INC.


                                    By:/s/ Robert Frichtel
                                       -----------------------------------
                                       Robert Frichtel, Chief Executive Officer